EXHIBIT 99.2

CERTIFICATE OF DESIGNATION

of the

PREFERENCES, RIGHTS, LIMITATIONS, QUALIFICATIONS AND RESTRICTIONS

of the

SERIES D CONVERTIBLE PREFERRED STOCK

of

MINERAL MOUNTAIN MINING & MILLING COMPANY

Mineral Mountain Mining & Milling Company, an Idaho corporation (the “Company”), hereby certifies that, pursuant to the authority conferred upon the Board of Directors of the Company (the “Board”) by its Amended Articles of Incorporation, on March 27, 2019, the Board duly adopted the following resolution providing for the authorization of shares of the Company’s Series D Convertible Preferred Stock (the “Series D Convertible Preferred Stock” or “Series D Preferred Stock”) pursuant to the terms of this Preferences, Rights, Limitations, Qualifications And Restrictions Of The Series D Convertible Preferred Stock the “Series D Certificate of Designations:”

NOW THEREFORE, BE IT RESOLVED, that pursuant to the authority granted to the Board of Directors in accordance with the provisions of the Certificate of Incorporation, as Amended, the Board of Directors hereby authorizes the adoption of this Series D Convertible Preferred Stock Certificate of Designation:

1. Designation and Amount; Designated Holder. The Company has authorized ten million (10,000,000) shares of Preferred Stock, $0.10 par value per share, of which there is one share of Super Voting Class B Preferred Stock issued and outstanding; and, pursuant to this Series D Certificate of Designation, the Company hereby authorizes two hundred thousand (200,000) shares Series D Convertible Preferred Stock, with the rights and preferences set forth below. Only two (2) entities, Draper, Inc. and Carriage House, Inc. (sometimes referred to hereinafter, individually, as a “Series D Holder” and collectively, as the “Series D Holders”) are entitled to be initially designated as the owners of the Series D Convertible Preferred Stock, of which one hundred thousand (100,000) shares of Series D Preferred Stock shall be issued to each. Any transfer of the Series D Preferred Stock to a different Holder must be approved in advance by the Company; provided, however, each Series D Holder shall have the right to transfer the Series D Preferred Stock, or any portion thereof, to any affiliate of, or nominee or shareholder of such Series D Holder, without the approval of the Company.

2. Rank. The Series D Convertible Preferred Stock shall rank: (i) senior to all of the Common Stock, par value $0.001 per share, of the Company (“Common Stock”) and to all other classes or series of capital stock of the Company currently outstanding (collectively, the “Junior Securities”); and (ii) pari passu to all series of preferred stock outstanding, including the Series B Super Voting Preferred Stock or preferred stock issuable pursuant to the transactions related to the issuance of the Series D Preferred Stock, specifically including shares of Series C Convertible Preferred Stock (collectively, the “Senior Securities”).

3. No Maturity, Sinking Fund, Mandatory Redemption. The Series D Preferred Stock has no stated maturity and will not be subject to any sinking fund or mandatory redemption and will remain outstanding indefinitely unless the Holders decide to convert the shares of Series D Preferred Stock as provided in this Certificate of Designation.

4. Liquidation Preference.

(a) In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Company, the holders of shares of Series D Preferred Stock will be entitled to be paid out of the assets the Company has legally available for distribution to its shareholders on the same basis and pari passu with any shares of Preferred Stock, whether issued and outstanding at the date of this Certificate of Designation or any subsequently authorized and issued Preferred Stock (sometimes referred to collectively, as the “Senor Securities”). The preferential rights of the holders of the Senior Securities will be paid out prior to all Junior Securities with respect to the distribution of assets upon liquidation, dissolution or winding up, a liquidation preference plus an amount equal to any accumulated and unpaid dividends to, but not including, the date of payment, before any distribution of assets is made to holders of Common Stock or any other class or series of Junior Securities or other capital stock of the Company that it may issue that ranks junior to the Series D Preferred Stock as to liquidation rights. The liquidation preference shall be proportionately adjusted in the event of a stock split, stock combination or similar event so that the aggregate liquidation preference allocable to all outstanding shares of Series D Preferred Stock and other Senor Securities immediately prior to such event is the same immediately after giving effect to such event.

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(b) In the event that, upon any such voluntary or involuntary liquidation, dissolution or winding up, the available assets of the Company are insufficient to pay the amount of the liquidating distributions on all outstanding shares of Series D Preferred Stock and the corresponding amounts payable on all shares of other classes or series of capital stock of the Company that it may issue ranking on a parity with the Series D Preferred Stock in the distribution of assets, then the holders of the Series D Preferred Stock and all other such classes or series of capital stock shall share ratably in any such distribution of assets in proportion to the full liquidating distributions to which they would otherwise be respectively entitled.

(c) The Series D Holders will be entitled to written notice of any such liquidation, dissolution or winding up no fewer than thirty (30) days and no more than sixty (60) days prior to the payment date. After payment of the full amount of the liquidating distributions to which they are entitled, the holders of Series D Preferred Stock will have no right or claim to any of the remaining assets of the Company. The consolidation or merger of the Company with or into any other corporation, trust or entity or of any other entity with or into the Company, or the sale, lease, transfer or conveyance of all or substantially all of the property or business the Company, shall not be deemed a liquidation, dissolution or winding up of the Company.

5. Conversion Rights.

(a) The shares of Series D Preferred Stock or any portion thereof then issued and outstanding, at any time and from time to time, may be converted into a number of shares of fully-paid, nonassessable shares of the Company’s Common Stock equal to a total of twenty-five (25.0%) percent of the Company’s outstanding shares of Common Stock on the Date of Closing on a fully-diluted basis (the “Fully-Diluted Common Stock”). The 25% conversion shall be adjusted to include all shares of Common Stock underlying the Company’s existing convertible debt or other convertible securities issuable by the Company (collectively, the “Convertible Securities”), which Convertible Securities are utilized or to be utilized to fund the Company’s mining operations (the “MMMM Mining Operations”) and shall be regardless of any issuance of Common Stock or other Convertible Securities following the execution and delivery of this Certificate of Designation and the issuance of the shares of Series D Preferred Stock, as such Common Stock exists on the date of issuance of the Series D Preferred Stock, including the shares of Series C Preferred Stock which is equal to a total of sixty-seven and one-half (67.5%) percent of the Company’s outstanding shares of Common Stock on the Date of Closing on a fully-diluted basis; provided, however, that in no event shall any holder of Series D Convertible Stock (each, a “Series D Holder” and collectively, the “Series D Holders”) be entitled to convert any portion of their respective shares of Series D Preferred Stock in excess of that portion of the Series D Preferred Stock upon conversion of which the sum of (1) the number of shares of Common Stock beneficially owned by such Series D Holder and its affiliates (other than shares of Common Stock which may be deemed beneficially owned through the ownership of the unconverted portion of shares of Series D Preferred Stock or the unexercised or unconverted portion of any other security of the Company subject to a limitation on conversion or exercise analogous to the limitations contained herein) and (2) the number of Conversion Shares issuable upon the conversion of the portion of Series D Preferred Stock with respect to which the determination of this proviso is being made, would result in beneficial ownership by any Series D Holder and his/her/its respective affiliates of more than 4.99% of the then outstanding shares of Common Stock. For purposes of the proviso set forth in the immediately preceding sentence, beneficial ownership shall be determined in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and Regulations 13D-G thereunder, except as otherwise provided in clause (1) of such proviso, provided, however, that the limitations on conversion may be waived by any Series D Holder upon, at the election of such Series D Holder, not less than 61 days’ prior notice to the Company, and the provisions of the conversion limitation shall continue to apply until such 61st day (or such later date, as determined by such Series D Holder, as may be specified in such notice of waiver). The number of shares of Common Stock to be issued upon each conversion of the Series D Preferred Stock (the “Conversion Shares”) shall be determined in accordance with the provisions of Section (5) below, on the date specified in the notice of conversion, in the form Notice of Conversion delivered to the Company by the Series D Holder; provided that the Notice of Conversion is submitted by facsimile or email (or by other means resulting in, or reasonably expected to result in, notice) to the Borrower before 4:00 p.m., New York, New York time on such conversion date (the “Conversion Date”).

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(b) The Company covenants that during the period the Conversion Rights exist, the Company will reserve from its authorized and unissued Common Stock a sufficient number of shares, free from preemptive rights, to provide for the issuance of a number of Conversion Shares equal to the number of shares of Common Stock into which the Series D Preferred Stock is convertible, as set forth in Section 5(a) above, subject to the Anti-Dilution Rights and Limitations set forth in Section 6 below.

(c) The shares of Series D Preferred Stock may be converted by each Series D Holder in whole or in part, on any trading day, at any time from time to time after the issuance date, by submitting to the Company a Notice of Conversion (by facsimile, e-mail or other reasonable means of communication dispatched on the Conversion Date prior to 4:00 p.m., New York, New York time) into a number of shares of the Company’s Common Stock equal to twelve point five (12.5%) percent, subject to the Anti-Dilutions Rights set forth in Section 6 below. Any Notice of Conversion submitted after 4:00 p.m., New York, New York time, shall be deemed to have been delivered and received on the next trading day. Notwithstanding anything to the contrary set forth herein, upon conversion of the Series D Preferred Stock, in whole or in part, in accordance with the terms hereof, the Series D Holders shall physically surrender the shares of Series D Preferred Stock to the Company, which shall return to the respective Series D Holders a new certificate evidencing the number of shares of Series D Preferred Stock that remain unconverted.

(d) Upon receipt by the Company from the Holder of a facsimile transmission or e-mail (or other reasonable means of communication) of a Notice of Conversion meeting the requirements for conversion as provided herein, the Company shall issue and deliver or cause to be issued and delivered to or upon the order of the Holders certificates for the Conversion Shares (or cause the electronic delivery of the Conversion Shares) within three (3) trading days after such receipt of the Notice of Conversion.

6. Anti-Dilution Rights and Limitations. The Company has determined that the Series C Holders, the Series D Holders and the Common Stock Holders shall have the following anti-dilution protection (the “Anti-Dilution Rights and Limitations”), in the event any funds or proceeds received under an offering pursuant to the pending Equity Financing Agreement (that is the subject to the effective Registration Statement, Registration No. 333-227839), any other financing facility or any other transaction. The Company hereby agrees to grant to the Common Stock Holders of record on the Closing Date and the Series C and Series D Holders, and their assigns, successors and purchasers, the following irrevocable Anti-Dilution Rights and Limitations:

(a) In the event any funds or proceeds received under an offering pursuant to the Equity Financing Agreement subject to the above-referenced Registration Statement, including any amendments thereto, after the Closing Date, the Common Stock Holders shall be diluted at the same ratio as the Series D Holders and other holders of the Company’s Preferred Stock (collectively the “Preferred Stock Holders”) such that the aforesaid Common Stock Holders shall maintain a percentage interest of 7.5% of all outstanding capital stock of the Company immediately prior to such Offering shall equal their percentage interest of the outstanding capital stock of Company after such subsequent Offering (after giving effect to the conversion of any convertible securities issued pursuant to the Equity Financing Agreement).

(b) In the event of any new business, funds or proceeds acquired or received under any other financing facility, including but not limited to convertible promissory notes (other than convertible notes issued to fund the MMMM Mining Operations), convertible preferred stock, common or preferred stock options or warrants, and mergers or acquisitions, the Common Stock Holders shall be diluted at the same ratio as the Preferred Stock Holders such that the Common Stock Holders shall maintain a percentage interest of 7.5% of all outstanding capital stock of the Company immediately prior to such transaction (after giving effect to the conversion of any convertible securities issued in the subsequent financing); provided, however, that the Anti-Dilution Rights and Limitations applicable to the Common Stock Holders shall not apply relative to any shares of Common Stock underlying any convertible notes issued and outstanding as of the Closing or issued subsequent to the Closing, by or for the benefit of MMMM to fund the MMMM Mining Operations.

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(c) Should the Company sell additional shares of restricted Common Stock or Preferred Stock in a private placement or a public offering, shareholders of the Company’s Common Stock shall be diluted at the same ratio as all Preferred Stock Holders such that the Common Stock Holders shall maintain a percentage interest of the outstanding capital stock of 7.5% of Company immediately prior to such private placement. Notwithstanding the foregoing, in the event that such sales of additional shares of restricted Common Stock or Preferred Stock in a private placement or a public offering for the sole purpose of funding the MMMM Mining Operations, then the Anti-Dilution Rights and Limitations provisions of this Paragraph 6 applicable to the shareholders of the Company’s Common Stock at the Closing shall not apply and any dilution resulting from such issuances and sales of restricted Common Stock or Preferred Stock in a private placement or a public offering for the benefit of the MMMM Mining Operations shall dilute the 7.5% equity interest of shareholders of the Company’s Common Stock at the Closing and not the equity interest of the holders of the Preferred Stock.

(d) Notwithstanding the foregoing, in the event that the Company issues convertible notes or other securities (other than pursuant to Equity Line Transactions and the $100,000 deliverable within five (5) days of Closing) for the purpose of funding the MMMM Mining Operations, as well as all existing convertible notes at the date of the Closing, shall only dilute the 7.5 equity interest of the Shareholders of the Company’s Common Stock at the date of the Closing.

7. Voting Rights.

(a) The Series D Holders will not have any voting rights, except as set forth in this Section 7 or as otherwise required by law. On each matter on which the Series D Holders are entitled to vote, each share of Series D Preferred Stock will be entitled to one vote, except that when shares of any other class or series of Preferred Stock the Company may issue have the right to vote with the Series D Preferred Stock as a single class on any matter, the Series D Preferred Stock and the shares of each such other class or series will have one vote for each share (excluding accumulated dividends).

(b) Whenever dividends on any shares of Series D Preferred Stock, if any, are in arrears for three or more semi-annual payment periods, the shares of Series D Preferred Stock shall be granted voting rights based upon the number of Conversion Shares that have been issued together with the number of Shares of Series D Preferred Stock that remain unconverted. In addition, the Holders of Series D Preferred Stock shall be entitled to call for a special meeting of stockholders, with the Holders of the Series D Preferred Stock entitled to vote as a class with respect to the election of directors and the Holders of Series D Preferred Stock voting separately as a class with all other classes or series of Preferred Stock the Company may issue upon which like voting rights have been conferred and are exercisable and which are entitled to vote as a class with the Series D Preferred Stock in the election of directors.

(c) If a special meeting is not called by the Company within thirty (30) days after request from the Holders of Series D Preferred Stock as described in Section 7(b), then the Holders of record of at least twenty-five (25%) percent of the outstanding Series D Preferred Stock may designate a Holder to call the meeting at the expense of the Company and such meeting may be called by the Holder so designated upon notice similar to that required for annual meetings of stockholders and shall be held at the place designated by the Holder calling such meeting. The Company shall pay all costs and expenses of calling and holding any meeting and of electing directors pursuant to Section 7(b), including, without limitation, the cost of preparing, reproducing and mailing the notice of such meeting, the cost of renting a room for such meeting to be held, and the cost of collecting and tabulating votes.

(d) The voting rights provided for in this Section 7 will not apply if, at or prior to the time when the act with respect to which voting by the Series D Holders would otherwise be required pursuant to this Section 7 shall be effected, all outstanding shares of Series D Preferred Stock shall have been converted.

(e) Except as expressly stated in this Section 7 or as may be required by applicable law, the Series D Preferred Stock will not have any relative, participating, optional or other special voting rights or powers and the consent of the holders thereof shall not be required for the taking of any corporate action.

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8. Information Rights. During any period in which the Company is not subject to Section 13 or 15(d) of the Exchange Act and any shares of Series D Preferred Stock are outstanding, the Company will use its best efforts to (i) transmit by mail (or other permissible means under the Exchange Act) to all Series D Holders, as their names and addresses appear on the record books of the Company and without cost to such Series D Holders, copies of the annual reports on Form 10-K and quarterly reports on Form 10-Q that the Company would have been required to file with the Securities and Exchange Commission (the “SEC”) pursuant to Section 13 or 15(d) of the Exchange Act if it were subject thereto (other than any exhibits that would have been required).

9. No Preemptive Rights. No Series D Holders will, as holders of Series D Preferred Stock, have any preemptive rights to purchase or subscribe for Common Stock or any other security of the Company.

10. Record Holders. The Company and the transfer agent for the Series D Preferred Stock, if applicable, may deem and treat the record holder of any Series D Preferred Stock as the true and lawful owner thereof for all purposes, and neither the Company nor the transfer agent shall be affected by any notice to the contrary.

IN WITNESS WHEREOF, the Company has caused this Certificate of Designation to be duly adopted and executed in its name and on its behalf on this 27th day of March 2019

MINERAL MOUNTAIN MINING & MILLION COMPANY

By:	/s/ Sheldon Karasik
Name:	Sheldon Karasik
Title:	Chief Executive Officer

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